UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2012

VERA BRADLEY, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2208 Production Road, Fort Wayne, Indiana	46808
(Address of Principal Executive Offices)	(Zip Code)

(877) 708-8372

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2012, the Board of Directors of Vera Bradley, Inc. (the “Company”) elected Kevin Sierks, 39, Vice President – Controller, Chief Accounting Officer. Mr. Sierks, 39, has served as Controller since December 12, 2012.

Before joining the Company, Mr. Sierks served as the Vice President and Corporate Controller for Biomet Inc. from October, 2007 to December, 2012. Prior to that, he served as the Director of Accounting and US Shared Services for a division of Boston Scientific Corporation from April, 2006 through October, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Bradley, Inc.

Date: February 1, 2012	By:	/s/ Jeffrey A. Blade
Jeffrey A. Blade
Executive Vice President—Chief Financial and Administrative Officer